UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

FLOTEK INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13270

(Commission File Number)

90-0023731

(IRS Employer Identification Number)

7030 Empire Central Drive, Houston, Texas	77040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 849-9911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On April 30, 2007, the Company announced the appointment of two division presidents and announced the date and time of the first quarter 2007 conference call. The April 30 news release is furnished herewith as Exhibit 99.1 to this Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

As described in Item 8.01 of this Report, the following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	News Release dated April 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2007 /s/ Lisa G. Meier Lisa G. Meier Chief Financial Officer and Vice President